UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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RAND CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Rand Capital Corporation

14 Lafayette Square, Suite 1405

Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

The 2026 Annual Meeting of Shareholders of Rand Capital Corporation (the “Corporation”) will be held on Wednesday, April 22, 2026 at 10:30 a.m., local time, virtually via the internet at www.virtualshareholdermeeting.com/RAND2026, to consider and vote on the following proposals:

1.	To elect five Directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

2.	To ratify the selection of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ending December 31, 2026.

3.	To consider and act upon such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 5, 2026, are entitled to notice of, and to vote at, the annual meeting, and any adjournment thereof.

March 13, 2026	By order of the Board of Directors,
Buffalo, New York

/s/ Margaret W. Brechtel
Margaret W. Brechtel
Executive Vice President, Treasurer and Secretary

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON

April 22, 2026

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS

IS AVAILABLE AT: www.proxyvote.com

Rand Capital Corporation

14 Lafayette Square, Suite 1405

Buffalo, New York 14203

Proxy Statement

GENERAL INFORMATION

We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Rand Capital Corporation (“Rand” or the “Corporation” or “we”) for the Annual Meeting of Shareholders to be held on April 22, 2026 (“Annual Meeting”) at 10:30 a.m., local time, virtually via the internet at www.virtualshareholdermeeting.com/RAND2026. This Proxy Statement and accompanying form of proxy are first being mailed to shareholders on or about March 13, 2026. A copy of Rand’s annual report, which contains Rand’s financial statements, accompanies this Proxy Statement.

Only shareholders of record at the close of business on March 5, 2026 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting, and at any adjournment thereof. On the Record Date, Rand had 2,969,814 shares of common stock, par value $0.10 per share (“shares”), issued, outstanding and entitled to vote at the Annual Meeting.

Each share entitles the holder to one vote. Shares cannot be voted at the Annual Meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise or a subsequently dated proxy is executed and submitted. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares “FOR” each of the Directors standing for election in Proposal 1 and “FOR” Proposal 2 (Ratification of the Appointment of the Independent Registered Public Accounting Firm).

Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting at the Annual Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the Annual Meeting virtually does not revoke your proxy unless you also vote electronically at the Annual Meeting.

Under the New York Business Corporation Law (the “BCL”) and the Corporation’s by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares that are present at the Annual Meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and the Corporation’s by-laws, once a quorum is established, Directors standing for election pursuant to Proposal 1 (Election of Directors) are to be elected by a plurality of the votes cast (meaning that the Director nominees who receive the highest number of shares voted “for” their election are elected), and Proposal 2 (Ratification of the Appointment of the Independent Registered Public Accounting Firm) is to be approved by a majority of votes cast in favor of the matter (meaning that the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to the Election of Directors (Proposal 1), you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. With respect to Proposal 2, you may vote “for,” “against” or “abstain” from voting on this proposal. Votes withheld, broker non-votes, and abstentions will not be counted as votes cast on a proposal and will have no effect on the results of the vote of such proposal. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions on how to vote from the beneficial owner. Brokers, banks and other nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. Proposal 1 (Election of Directors) is considered a non-routine matter, whereas Proposal 2 (Ratification of the Appointment of the Independent Registered Public Accounting Firm) is a routine matter. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank or other nominee who holds these shares of record with specific instructions regarding how to vote on Proposal 1, your bank, broker or other nominee may not be permitted to vote your shares on Proposal 1 with respect to the election of Directors. Please instruct your broker, bank or other nominee on how to vote so your vote can be counted.

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We will bear all costs of soliciting proxies for the Annual Meeting. We may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our Directors, our officers and the employees of Rand Capital Management LLC, the Corporation’s external investment adviser (“RCM”), may solicit proxies in person or by telephone, and they will receive no additional compensation therefor.

Our office is located at 14 Lafayette Square, Suite 1405, Buffalo, New York 14203, and our telephone number is 716-853-0802.

EXPLANATORY NOTE REGARDING THE EXTERNALIZATION

On November 8, 2019, the Corporation entered into an investment advisory and management agreement and an administration agreement with RCM whereby RCM agreed to provide investment advisory, management and administration services to the Corporation (the “Externalization”). Following the Externalization, the Corporation’s prior employees, including its Chief Executive Officer/President and Chief Financial Officer, became employees of RCM and no longer receive any direct compensation from the Corporation. The Corporation’s day-to-day investment operations are managed by RCM and services necessary for its business, including the origination and administration of its investment portfolio, are provided by individuals who are employees of RCM.

As a result of the foregoing, RCM currently acts as the Corporation’s investment adviser and administrator pursuant to the terms of an investment advisory and management agreement (the “Advisory Agreement”) and an administration agreement (the “Administration Agreement”). As described in greater detail in the Corporation’s Annual Report on Form 10-K under Part I, Item 1 “Business ‒ Investment Advisory and Management Agreement,” the compensation paid by the Corporation to RCM for providing investment advisory and management services under the Advisory Agreement consists of two components — (i) a base management fee and (ii) an incentive fee consisting of two parts: (A) an income based fee and (B) a capital gains based fee. In addition, the Corporation reimburses RCM for the Corporation’s allocable portion of expenses incurred by RCM in performing administrative obligations and functions for the Corporation under the Administration Agreement. The address for RCM is 14 Lafayette Square, Suite 1405, Buffalo, New York 14203.

VIRTUAL MEETING INFORMATION

The Annual Meeting will be held virtually via the internet at www.virtualshareholdermeeting.com/RAND2026. We have structured the Annual Meeting to provide shareholders with the same rights as if they participated in person, including the ability to vote shares electronically during the Annual Meeting and ask questions in accordance with the rules of conduct for the Annual Meeting.

To participate virtually in the Annual Meeting, you will need your 16-digit control number included in your proxy materials or voting instruction form. The Annual Meeting will begin promptly at 10:30 a.m., local time, on April 22, 2026. We recommend that you log in at least 15 minutes before the Annual Meeting begins to ensure ample time to complete the check-in procedures and test your computer audio system. If you encounter any difficulties accessing the virtual meeting platform during check-in or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform login page at www.virtualshareholdermeeting.com/RAND2026.

You can submit questions by logging into www.virtualshareholdermeeting.com/RAND2026 with your 16-digit control number. Additional information regarding the rules and procedures for asking questions during the Annual Meeting will be provided in our rules of conduct, which shareholders can view on the virtual meeting platform.

You will also be permitted to vote through the virtual meeting platform using your 16-digit control number. If you hold your shares in a brokerage account or through a bank or another nominee, since you are not the shareholder of record, in order to vote these shares electronically at the Annual Meeting you must obtain and submit a legal proxy from your bank, broker or other nominee through the virtual meeting platform.

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BENEFICIAL OWNERSHIP OF SHARES

Unless otherwise indicated, the following table sets forth the beneficial ownership of our shares of common stock on March 5, 2026, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares of our common stock, (b) the Directors, the nominees for Director and the executive officers of Rand, and (c) all current Directors and executive officers as a group. For purposes of the table, the address for each of our Directors, nominees for Director and executive officers is c/o Rand Capital Corporation, 14 Lafayette Square, Suite 1405, Buffalo, New York 14203. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

	Amount and Nature of Beneficial	Percent
Beneficial Owner	Ownership (1)	of Class (5)
(a) More than 5% Owners:

East Asset Management, LLC (“East”)	1,906,672	64.2%
7777 NW Beacon Square Blvd.
Boca Raton, FL 33487

User-Friendly Phone Book, LLC	232,014	7.8%
10200 Grogan’s Mill Road, Suite 440
The Woodlands, TX 77380

(b) Directors, nominees for Director and executive officers:

Independent Directors or Director Nominees
Benjamin E. Godley	28,746	*
Cari L. Jaroslawsky	1,684	*
Erland E. Kailbourne (2)	12,821	*
Robert M. Zak	23,464	*

Interested Director or Director Nominee
Adam S. Gusky (3)	1,940,218	65.3%

Executive Officers
Daniel P. Penberthy	19,280	*
Margaret Brechtel	0	*
Heather Eastgate	0	*

* Less than 1%.

(c) All current Directors and executive officers as a group (eight persons) (4)	2,026,213	68.2%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission (“SEC”).

(2) This amount includes 159 shares owned by Mr. Kailbourne’s spouse.

(3) This amount includes 33,546 shares of our common stock held by AG Energy, LLC, which may be deemed to be beneficially owned by Mr. Gusky by virtue of his control of AG Energy, LLC. In addition, Mr. Gusky is the Chief Investment Officer of East and may be deemed to have beneficial ownership of the shares of common stock owned directly by East by virtue of his position with East. Mr. Gusky disclaims beneficial ownership of the shares of common stock owned by East.

(4) Except as noted in footnotes 2 and 3 above with respect to Mr. Kailbourne and Mr. Gusky, respectively, members of the group have sole voting and investment power over their respective shares.

(5) Percent of Class calculated based on 2,969,814 shares issued and outstanding at the Record Date.

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DELINQUENT SECTION 16(a) REPORTS

During 2025, the executive officers and Directors of the Corporation and owners of more than 10% of the outstanding common stock of the Corporation timely filed with the SEC the required reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding their beneficial ownership of the Corporation’s common stock. As a practical matter, the Corporation assists its executive officers and Directors by monitoring transactions and assisting with the completion and filing of Section 16 reports on their behalf.

PROPOSAL 1. ELECTION OF DIRECTORS

Five Directors are to be elected at the Annual Meeting. All five of the Director nominees, Messrs. Godley, Gusky, Kailbourne and Zak and Ms. Jaroslawsky, were elected at the last annual meeting of shareholders held in April 2025. Messrs. Gusky and Godley were each designated for nomination for election to the Board by East pursuant to the terms of that certain shareholder agreement, dated as of November 8, 2019, by and between Rand and East (the “Shareholder Agreement”). For additional information on the terms of the Shareholder Agreement with East, see the description included in “Nomination of Directors” below.

Each of the nominees, including Messrs. Gusky and Godley that were designated for nomination by East under the terms of the Shareholder Agreement, was recommended for nomination for election by the Governance and Nominating Committee, which is comprised solely of Independent Directors, and was nominated for election by the full Board. Each of the nominees has consented to serve as a Director if elected. If, at the time of the Annual Meeting, any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board.

Director Independence

The Board has affirmatively determined that the following current Directors, each of whom is also a Director nominee for the Annual Meeting, are “Independent Directors” under the rules of the SEC and under the rules and guidelines of the Nasdaq Stock Market: Benjamin E. Godley, Cari L. Jaroslawsky, Erland E. Kailbourne and Robert M. Zak. The Board applies the standards of the SEC and the rules and guidelines of the Nasdaq Stock Market to assist it in making director independence determinations. The Board considers all relevant facts and circumstances in determining whether a material relationship between Rand and a Director exists that would interfere with that Director’s exercise of independent judgment in fulfilling his or her responsibilities as a Director. In making this determination, the Board considered the analysis and recommendations of the Governance and Nominating Committee, as well as any related person transactions and other relationships with the Corporation or RCM. Material relationships that the Board may consider include commercial, consulting, legal, accounting, industrial, charitable and family relationships.

The nominees for election as a Director at the Annual Meeting have been nominated by the Board upon the recommendation of the Board’s Governance and Nominating Committee, which is comprised solely of Independent Directors in compliance with the requirements of Nasdaq Listing Rule 5605(e)(1).

Adam S. Gusky, a current Director and a Director nominee, has been determined to be an “interested person” under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Rand. Directors who are determined to be interested persons do not qualify as Independent Directors under the rules and guidelines of the Nasdaq Stock Market.

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The Board, with reference to the SEC rules and the Nasdaq Stock Market rules and guidelines, has also determined that:

●	each member that served on the Audit Committee and the Governance and Nominating Committee during 2025 was independent under the applicable Nasdaq Stock Market rules and guidelines and SEC rules for purposes of determining independence of the members of each of those committees; and

●	each member that served on the Audit Committee during 2025 also met the additional independence requirements under Rule 10A-3(b)(1) of the Exchange Act and Nasdaq Listing Rule 5605(c)(2)(A).

Rand’s Board Chair, Mr. Zak, served as chair of the “executive sessions” of the Independent Directors of the Board during 2025. These “executive sessions” occurred at least twice during 2025.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to the Corporation’s business and affairs, including with respect to approval of the valuation of the Corporation’s investments, investment practices and performance, compliance with regulatory requirements, including applicable requirements of the 1940 Act, cybersecurity, and the services, expenses and performance of service providers. Among other things, the Board approves the appointment of the Corporation’s investment adviser and administrator and the Corporation’s entry into or renewal of the Advisory Agreement and the Administration Agreement, reviews and monitors the services and activities performed by the Corporation’s investment adviser and officers, and approves the engagement of the Corporation’s independent registered public accounting firm.

The Corporation believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate at this time and serves the Corporation and its shareholders well. Robert M. Zak, who served as Chair of the Board during 2025, is not an “interested person” under Section 2(a)(19) of the 1940 Act with respect to Rand. Daniel P. Penberthy, who is not a Director of the Corporation, served as President and Chief Executive Officer of the Corporation during 2025. The Corporation believes that separating the Board Chair and President/Chief Executive Officer roles provides independent oversight of the Corporation, enhanced leadership by the Independent Directors, and a check on the Chief Executive Officer/President and Chief Financial Officer of the Corporation, who are also employees of RCM. However, the Corporation re-examines its approach as to corporate governance matters on an ongoing basis to ensure that those existing approaches continue to meet the Corporation’s needs and are in the best interests of shareholders.

The Board’s Role in Risk Oversight

The Board’s role in the Corporation’s risk oversight process includes receiving and reviewing regular reports from the officers of the Corporation and RCM, including reports prepared by the Chief Compliance Officer of the Corporation and the Chief Compliance Officer of RCM, on areas of material risk to the Corporation. These areas of material risk include portfolio valuation, operational, financial, cybersecurity, legal, regulatory and compliance, strategic and reputational risks, and compliance by the Corporation with its compliance policies and procedures. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) reviews these reports from the officers of the Corporation and RCM to understand and provide oversight and direction on the management of those risks.

As described in more detail below under “Audit Committee” and “Governance and Nominating Committee,” the Audit Committee and the Governance and Nominating Committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Corporation’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Corporation’s system of internal control over financial reporting, overseeing audits of the Corporation’s financial statements, and discussing the Corporation’s major financial risk exposures with the officers of the Corporation and the steps that these officers have taken to monitor and control such exposures. The Governance and Nominating Committee’s risk oversight responsibilities include identifying, evaluating and nominating Directors to fill vacancies on the Board or to stand for election by the Corporation’s shareholders, and reviewing the Corporation’s policies and practices relating to corporate governance matters. The full Board is charged with oversight of risks relating to cybersecurity matters for the Corporation and receives regular reports from officers of the Corporation on cybersecurity matters applicable to the Corporation.

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In addition, the Board also performs its risk oversight responsibilities with the assistance of the Corporation’s Chief Compliance Officer and RCM’s Chief Compliance Officer to monitor compliance-related risks in accordance with the Corporation’s and RCM’s compliance policies and procedures. The Board receives and reviews quarterly written reports from the Corporation’s Chief Compliance Officer and RCM’s Chief Compliance Officer at its regular Board meetings, which quarterly reports discuss, among other items, the adequacy and effectiveness of the compliance policies and procedures of the Corporation and RCM and any compliance-related events that may have occurred during the prior quarter. Additionally, an annual report provided by the Corporation’s Chief Compliance Officer addresses: (i) the operation of the compliance policies and procedures of the Corporation and RCM since the date of the last annual report; (ii) any material changes to such policies and procedures since the date of the last annual report; (iii) any recommendations for material changes to such policies and procedures as a result of an annual review; and (iv) any compliance matter that has occurred since the date of the last annual report as to which the Board would reasonably need to know to oversee compliance. The Corporation’s Chief Compliance Officer also meets separately in executive session with only the Independent Directors present periodically, but in no event less than once each year.

We believe that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which the Corporation is subject as a business development company (“BDC”). Specifically, as a BDC, the Corporation must comply with numerous regulatory requirements that control the level of risk in our business and operations, including limitations under the 1940 Act on the amount of borrowings or debt securities we may incur or issue. In addition, we generally have to invest at least 70% of our total assets in “qualifying assets” and, subject to certain exceptions pursuant to an exemptive order we have received from the SEC, we generally are not permitted to invest in any portfolio company in which our affiliates currently have an investment. Finally, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we must, among other things, meet certain source of income, asset diversification and distribution requirements.

The Corporation believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Corporation’s Independent Directors, through the two fully independent Board committees, an independent Board Chair, executive sessions with each of the Corporation’s Chief Compliance Officer and the Corporation’s independent registered public accounting firm, to exercise oversight of risk without any conflict that might discourage critical review.

The Corporation believes that a board’s role in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to be effective and meet the Corporation’s needs.

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Information Regarding Directors, Nominees for Director, and Executive Officers

The following table provides information concerning all persons who are nominees for Director or executive officers of Rand.

Name, Age and Address	Position(s) held with Fund	Length of Time Served as a Director (1)	Business Experience and Occupations During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Director or Director Nominee	Other Director- ships (2)
Directors and Director Nominees who are Interested Persons

Adam S. Gusky (3) (51) c/o 14 Lafayette Square, Suite 1405, Buffalo NY 14203	Director	2019	Mr. Gusky has served as the Chief Investment Officer of East since its inception in 2010 and served as the Chief Investment Officer for East Resources Acquisition Company, a special purpose acquisition company, from its incorporation in May 2020 until the completion of its business combination transaction with Abacus Life, Inc. in June 2023. In addition, Mr. Gusky served on the investment committee of RCM, which is the external investment adviser for the Corporation and responsible for all aspects of the Corporation’s investment process, from November 2019 until March 2023. Prior to joining East, Mr. Gusky worked for CNN/Sports Illustrated and o2 Wireless Solutions. Mr. Gusky earned both his Master of Business Administration (class of 2006) and his Bachelor of Arts degrees from Duke University (class of 1997). Mr. Gusky’s extensive knowledge of deal structuring and financing transactions obtained during his service as the Chief Investment Officer for East makes him well qualified to serve as a Director.	1	Director of Abacus Life, Inc. (Nasdaq: ABL)

Directors and Director Nominees who are not Interested Persons

Robert M. Zak (68) c/o 14 Lafayette Square, Suite 1405, Buffalo NY 14203	Director and Chair of the Board	2005	Mr. Zak has served as the non-executive Board Chair of Merchants Mutual Insurance Company (“Merchants”) since April 2021. From 1995 to April 2021, Mr. Zak served as President and Chief Executive Officer of Merchants, which operates under the trade name Merchants Insurance Group. Mr. Zak joined Merchants in 1985 and served in a number of finance roles until 1995. Prior to that, his career was in public accounting. Mr. Zak’s executive leadership and public accounting experience provide desirable attributes that make him well qualified to serve as a Director of Rand.	1	None

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Name, Age and Address	Position(s) held with Fund	Length of Time Served as a Director (1)	Business Experience and Occupations During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Director or Director Nominee	Other Director- ships (2)

Benjamin E. Godley (62) c/o 14 Lafayette Square, Suite 1405, Buffalo NY 14203	Director	2019	Mr. Godley has served as the CEO of Point B Partners, a marketing services firm, since August 2022. Previously, he was President and Partner at Greenough Communications from June 2020 to March 2022. Prior to that he was the co-founder and CEO of CDP, a for-profit corporation focused on improving the operational efficiency and revenue generation capacity of the public media system. Mr. Godley also served for ten years as COO of WGBH (a media broadcaster and the largest producer of PBS content with annual revenue of $270 million). Prior to joining WGBH, Mr. Godley served as Senior Advisor/Deputy National Finance Director on Mitt Romney’s 2008 presidential campaign, and he was a member of Governor Romney’s senior staff as Director of Governmental Affairs for the Commonwealth of Massachusetts. Earlier in his career, Mr. Godley co-founded and was President and CEO of CGN Marketing & Creative Services (acquired by Bain/Epsilon) and also held marketing and management roles at Hill & Knowlton Public Relations and IBM. Mr. Godley’s substantial business experience across a range of industries provides valuable expertise that makes him well qualified to serve as a Director of Rand.	1	None

Cari L. Jaroslawsky (56) c/o 14 Lafayette Square, Suite 1405, Buffalo, NY 14203	Director	2022	Ms. Jaroslawsky is the founder and President of Compliance Right, LLC, a board and executive consulting service provider. Prior thereto, Ms. Jaroslawsky served as Senior Vice President and General Manager of Eaton Mission Systems, which is an aerospace and defense company owned as part of Eaton Aerospace, from January 2019 until her retirement therefrom in December 2022, and as Senior Vice President of Finance from 2016 to 2019. Prior to her position with Eaton Mission Systems, Ms. Jaroslawsky served as the Chief Financial Officer and Treasurer of Servotronics, Inc. (formerly NYSEAmerican: SVT) from 2005 until 2016. Ms. Jaroslawsky is a Certified Public Accountant and began her career as an accountant with PricewaterhouseCoopers. Ms. Jaroslawsky’s substantial leadership experience and significant background in accounting and financial matters, including her prior service as the Chief Financial Officer and Treasurer of a publicly traded company, makes her well qualified to serve as a Director of Rand.	1	Director of Graham Corporation (NYSE: GHM)

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Name, Age and Address	Position(s) held with Fund	Length of Time Served as a Director (1)	Business Experience and Occupations During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Director or Director Nominee	Other Director- ships (2)

Erland E. Kailbourne (84) c/o 14 Lafayette Square, Suite 1405, Buffalo, NY 14203	Director	1999	Mr. Kailbourne has served as a Director of Albany International, Inc. (NYSE: AIN) from 1999 until May 2024. He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. From 1995 to 1999, he was Vice Chairman State University of New York (SUNY). He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a Director of REV LNG Holdings, LLC, REV LNG LLC, Allegany Co-op Insurance Company, Conemaugh Valley Insurance Company, United Frontier Mutual Insurance Company and The Thomas and Laura Moogan Foundation, each a private company or a private foundation. Mr. Kailbourne’s extensive banking and financial experience provide necessary attributes that make him well qualified to serve as a Director of Rand.	1	None

Non-Director Executive Officers

Daniel P. Penberthy (3) (63) 14 Lafayette Square, Suite 1405, Buffalo, NY 14203	President and Chief Executive Officer of Rand	N/A	Mr. Penberthy has served as the President and Chief Executive Officer of the Corporation since December 2021. Previously, he served as Treasurer and Chief Financial Officer of the Corporation from August 1997 to December 2021 and as Executive Vice President of the Corporation from 2002 to December 2021. In addition, Mr. Penberthy serves on the investment committee of RCM, which is the external investment adviser for the Corporation and responsible for all aspects of the Corporation’s investment process, since 2019. He has served as President of RCM since December 2021, served as sole Chief Executive Officer of RCM from December 2021 to 2023 and has served as co-Chief Executive Officer of RCM since 2023. Mr. Penberthy previously served as Executive Vice President and Chief Financial Officer of RCM from November 2019 to December 2021. He held various accounting roles in other organizations from 1990 – 1997 and began his accounting career in 1985 with KPMG.	N/A	None

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Name, Age and Address	Position(s) held with Fund	Length of Time Served as a Director (1)	Business Experience and Occupations During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Director or Director Nominee	Other Director- ships (2)

Margaret Brechtel (3) (60) 14 Lafayette Square, Suite 1405, Buffalo, NY 14203	Executive Vice President, Treasurer, Chief Financial Officer and Secretary of Rand	N/A	Ms. Brechtel has served as Executive Vice President, Treasurer, Chief Financial Officer and Secretary of the Corporation since December 2021. Ms. Brechtel has served as an officer of the Corporation since 2002, initially as Controller and subsequently as Vice President of Finance since January 2009. In addition, Ms. Brechtel has served as Executive Vice President and Chief Financial Officer of RCM since December 2021, and previously served as Vice President of Finance of RCM from November 2019 to December 2021. Ms. Brechtel earned her Bachelor of Science and her Master of Business Administration from the State University of New York at Buffalo and is a Certified Public Accountant in the State of New York. Ms. Brechtel previously served as Operations Manager and Controller at Cellular One. Prior thereto, Ms. Brechtel was employed by Comptek Research, Praxair and KPMG.	N/A	None

Heather Eastgate (4) (54) c/o 14 Lafayette Square, Suite 1405, Buffalo, NY 14203	Chief Compliance Officer of Rand	N/A	Ms. Eastgate was elected as the Chief Compliance Officer of the Corporation in January 2022 and performs her functions as the Chief Compliance Officer under the terms of the CCO Agreement (as defined below) between the Corporation and Outsourced Compliance Group, LLC (“OCG”). In addition to her officer position with the Corporation, since January 2024, Ms. Eastgate has served in the position of Director with OCG, where she specializes in developing, testing and maintaining compliance programs for SEC registered investment companies and advisors. Before joining OCG, Ms. Eastgate was an outsourced Chief Compliance Officer through ACA Global from 2022 to 2024. Prior, Ms. Eastgate was a Senior Consultant, Director with Hardin Compliance Consulting where she spent 14 years before the firm sold its business to Foreside Consulting Services which later merged with ACA Global in 2022. Earlier in her career, Ms. Eastgate held various compliance related positions with Federated Hermes, Inc. (formerly known as Federated Investors) over a period of ten years.	N/A	None

(1) Indicates initial year in which such person became a Director. All Directors’ terms of office will be through the next annual meeting of shareholders and until their successors have been duly elected and qualified.

(2) Indicates directorships of companies with a class of equity securities registered under Section 12 of the Exchange Act, subject to the requirements of Section 15(d) of the Exchange Act, or registered as an investment company under the 1940 Act.

(3) Deemed to be an interested person under Section 2(a)(19) of the 1940 Act.

(4) Ms. Eastgate has been retained by the Corporation as its Chief Compliance Officer pursuant to the terms of a Service Agreement (the “CCO Agreement”), dated January 19, 2024, by and between the Corporation and OCG. The CCO Agreement is terminable by either party upon 30 days’ prior written notice.

Inclusion

The Corporation is committed to inclusion, and believes it is important that the Board is composed of individuals having a broad set of experiences, skills and backgrounds. As a result, the Governance and Nominating Committee seeks Director nominees with a broad set of experiences, professions, skills and backgrounds.

Shareholder Communications

Communications to an individual Director or to the entire Board, should be addressed as follows: Robert M. Zak, Security Holder Board Communications, Rand Capital Corporation, 14 Lafayette Square, Suite 1405, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Zak, who will receive communications for the Board and non-employee Directors, and who will deliver the communication unopened to any individually indicated Director.

 Meeting Attendance

Directors are expected to attend the Annual Meeting each year, but such attendance is not required. All of the Corporation’s Directors attended the 2025 annual meeting of shareholders, which was held as a virtual meeting by means of remote communication.

The Board of Directors of the Corporation unanimously recommends a vote “FOR” the election of the Director nominees named in this Proxy Statement.

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Approximate Value of Investments in Rand

The following table indicates the range of value, as of March 5, 2026, of the shares of Rand (the “Fund”) beneficially owned by each Director of Rand. None of our Directors oversee any other registered investment companies within the same Family of Investment Companies as the Fund. Under the SEC’s rules, for these purposes, “Family of Investment Companies” is defined as two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Dollar Range of Equity
Name of Director or Nominee	Securities in the Fund

(a) Directors and Director Nominees who are not Interested Persons:

Benjamin E. Godley	Over $100,000
Cari L. Jaroslawsky	$10,001-$50,000
Erland E. Kailbourne	Over $100,000
Robert M. Zak	Over $100,000

(b) Director and Director Nominee who is an Interested Person:

Adam S. Gusky	Over $100,000

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COMMITTEES AND MEETING DATA

The committees of the Board had the following members from January 1, 2025 through December 31, 2025:

Governance and
Nominating Committee	Audit Committee

Benjamin E. Godley (Chair)	Cari L. Jaroslawsky (Chair)
Cari L. Jaroslawsky	Benjamin E. Godley
Erland E. Kailbourne	Erland E. Kailbourne
Robert M. Zak	Robert M. Zak

As described in greater detail below under “Compensation Committee,” after the Corporation’s 2019 annual meeting of shareholders and the completion of the Externalization, (i) consistent with the requirements of the Nasdaq Listing Rules, given the Corporation’s status as a “controlled company” and (ii) given that all of the Corporation’s prior employees, including its Chief Executive Officer/President and Chief Financial Officer, became employees of RCM and do not receive any direct compensation from the Corporation, the Board determined that it was no longer necessary to establish and retain a standing Compensation Committee.

During 2025, the full Board met nine times, the Audit Committee met five times, and the Governance and Nominating Committee met two times. During 2025, each Director attended 100% of the total number of meetings of the Board and of the committees of which such Director was a member, except for Mr. Gusky who had an excused absence from one Board meeting. However, Mr. Gusky’s attendance was in excess of 75% of the total number of meetings of the Board and of the committees of which Mr. Gusky was a member.

Compensation Committee

As of the Record Date, East owns approximately 64.2% of our outstanding shares. As a result of East’s percentage of ownership of our shares, the Corporation qualifies as a “controlled company” under Nasdaq Listing Rule 5615(c), and therefore is permitted to avail itself of the exemptions under the Nasdaq Listing Rules afforded to a “controlled company.” Pursuant to the Nasdaq Listing Rules, the Corporation, as a “controlled company,” is exempt from the requirements of Nasdaq Listing Rule 5605(d) with respect to the need to have a standing and fully independent compensation committee. Given, upon the completion of the Externalization, the Corporation does not have any employees and the employees of RCM do not receive any direct compensation from the Corporation, the Board determined after the 2019 annual meeting of shareholders that it was no longer necessary or useful to establish and retain a standing Compensation Committee. Any functions previously performed by the Compensation Committee that are still applicable for the Corporation after the completion of the Externalization are now performed by the Governance and Nominating Committee. Given the Board’s focus on good corporate governance, at this time, the Board has decided not to avail itself of any of the other exemptions that are permitted to be used by a “controlled company” under the Nasdaq Listing Rules.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2025 between any member of the Board and an executive officer of the Corporation.

Governance and Nominating Committee

The primary purposes of the Governance and Nominating Committee include:

●	monitoring, developing, recommending to the Board and assessing policies and practices relating to corporate governance for Rand, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Corporation’s corporate governance framework;

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●	reviewing and making recommendations to the full Board regarding the amount and type of compensation that is to be paid to the non-employee Directors, including for service on the Board’s committees;

●	reviewing membership of the Board’s committees and recommending to the Board which Directors should be appointed to such committees and their respective chairs;

●	establishing criteria for Board membership and evaluating the desirability of changes in the size and composition of the Board;

●	coordinating discussions among Directors regarding Board and committee performance;

●	reviewing executive officer succession plans;

●	establishing criteria for Board membership;

●	identifying and evaluating potential Board candidates; and

●	recommending to the Board individuals to be nominated by the Board for election by the Corporation’s shareholders at each annual meeting of shareholders, and recommending to the Board candidates to fill vacancies on the Board and the size of the Board.

The Governance and Nominating Committee’s charter may be accessed at Rand’s website, www.randcapital.com. None of the persons that served on the Governance and Nominating Committee during 2025 were “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Each member of the Governance and Nominating Committee during 2025 met the independence requirements of the Nasdaq Stock Market.

Nomination of Directors

The Governance and Nominating Committee, as part of its responsibilities under its charter, oversees the identification of qualified individuals to serve on the Board.

We seek Directors who have the required and appropriate skills and characteristics, including business experience and personal skills in finance, marketing, business and other areas that are necessary to contribute to an effective Board. We identify new Director candidates from prominent businesspersons and professionals in the communities Rand serves or who have a shared interest in the types of investments in which Rand transacts. We consider nominees of shareholders in the same manner as other nominees.

If a vacancy occurs on the Board, or if the size of the Board is changed, the Governance and Nominating Committee may, in compliance with the requirements of the Shareholder Agreement described below, recommend candidates to the Board for election. The Board may elect a new Director to fill any unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates for nomination for election to the Board. The Board will select and approve a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to be voted on by shareholders at Rand’s next annual meeting of shareholders. The number of Directors on the Board is determined by the Board, but in no event may it be fewer than three Directors.

Pursuant to the terms of the Shareholder Agreement, East has the right to designate two or three persons, depending upon the size of the Board, for nomination for election to the Board. East will have the right to designate (i) up to two persons if the size of the Board is composed of fewer than seven Directors or (ii) up to three persons if the size of the Board is composed of seven or more Directors. East’s right to designate persons for nomination for election to the Board under the Shareholder Agreement is the exclusive means by which East may designate or nominate persons for election to the Board. Given the Board currently consists of five Directors, East has the right to designate up to two persons for nomination for election to the Board. In connection with the Annual Meeting, Messrs. Gusky and Godley were each designated for nomination for election to the Board by East pursuant to the terms of the Shareholder Agreement.

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Director Criteria

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended Director nominees, including candidates recommended by shareholders, the Governance and Nominating Committee will consider a candidate’s background, professional experience, skill set, standard of character and integrity, being free from conflicts of interest that would interfere with the proper performance of the responsibilities as a Director, ability to devote sufficient time to the affairs of the Corporation and the ability to act in the best interests of all shareholders. In addition, the Governance and Nominating Committee is committed to inclusion, and believes it is important that the Board is composed of individuals having a broad set of experiences, skills and backgrounds. The Governance and Nominating Committee has sought and expects to continue to seek nominees with a broad diversity of experiences, professions, skills, and backgrounds. The Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees, but the Governance and Nominating Committee is focused on the importance that the Board consists of members that represent the diversity of our communities. Rand believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Code of Conduct and Business Ethics

Rand has adopted a written Code of Conduct that applies to Rand’s Chief Executive Officer and Chief Financial Officer that meets the requirements of Item 406 of Regulation S-K. Rand will disclose any substantive amendments to, or waiver from provisions of, the Code of Conduct made with respect to the Chief Executive Officer and the Chief Financial Officer on its website.

In addition, the Corporation has adopted a Board of Directors Business Ethics Policy Statement that is applicable to Rand’s Directors. This Business Ethics Policy Statement acts as a general statement of the Corporation’s expectations regarding the ethical standards that each Director should adhere to while acting on behalf of the Corporation, including acting in good faith and in the honest belief that their actions are in the best interests of the Corporation and its shareholders.

Finally, a Code of Ethics has been adopted by the Corporation that is applicable to the Access Persons (as defined in the Code of Ethics) of the Corporation. In addition to establishing general standards of conduct for such persons, the Code of Ethics also includes additional procedures as provided by Rule 17j-1 under the 1940 Act to prevent Access Persons from abusing their access to information about the Corporation’s investments.

The Code of Conduct, the Business Ethics Policy Statement and the Code of Ethics are each available in the Governance section of Rand’s website at www.randcapital.com. They are also available in print to any shareholder who requests them.

Audit Committee

The Board of Directors has determined that none of the members of the Audit Committee during 2025 were “interested persons” as defined in Section 2(a)(19) of the 1940 Act. During 2025, the Audit Committee was comprised solely of Independent Directors, each of whom met the independence requirements of the Nasdaq Stock Market and the rules of the SEC during their term of service. The Board has determined that Cari L. Jaroslawsky and Erland E. Kailbourne are each an audit committee financial expert (as defined by SEC regulations). In addition to Ms. Jaroslawsky and Mr. Kailbourne, the Board also believes that each of the other members of the Audit Committee during 2025 possessed the requisite skills and experience to also qualify as an audit committee financial expert. In addition, each member that served on the Audit Committee during 2025 possessed the financial qualifications required of Audit Committee members set forth in the rules and guidelines of the Nasdaq Stock Market.

The Audit Committee’s charter may be accessed at Rand’s website, www.randcapital.com.

The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by (i) overseeing the Corporation’s accounting and financial reporting processes, the audit of the Corporation’s financial statements, and the Corporation’s internal controls over financial reporting and (ii) overseeing the preparation of and reviewing the financial reports and other financial information provided by the Corporation to the public. The Audit Committee is also responsible for selecting, approving, overseeing and retaining the Corporation’s independent registered public accounting firm and recommending this firm to the Board (including a majority of the Independent Directors) for approval and submission to the Corporation’s shareholders for ratification, reviewing the plans and results of the audit engagement with its independent registered public accounting firm, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of the Corporation’s internal controls and procedures.

The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

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Factors used in the Audit Committee’s Assessment of the External Auditor Qualifications and Work Quality

The Audit Committee is responsible for the appointment, compensation and oversight of external auditors.

The Audit Committee annually reviews the Corporation’s independent registered public accounting firm’s (the “audit firm”) performance and independence in deciding whether to continue to retain such audit firm. In the course of these reviews, the Audit Committee considers, among other things:

●	the quality and efficiency of the audit firm’s historical and recent audit plans;

●	the audit firm’s capabilities and expertise in handling the breadth and complexity of private equity accounting, portfolio valuation and public company reporting;

●	the desired balance of the audit firm’s experience and fresh perspective occasioned by mandatory audit partner rotation every five years, and the audit firm’s periodic rotation of other audit management;

●	Public Company Accounting Oversight Board (PCAOB) reports on the audit firm, if any;

●	the appropriateness of the audit firm’s fees, which the Audit Committee evaluates, reviews and approves;

●	the effectiveness of the audit firm’s communications and working relationships with the Audit Committee and the Corporation’s officers;

●	the audit firm’s independence and objectivity;

●	the audit firm’s tenure, including the predecessor audit firm (Freed Maxick, P.C.), having served as the Corporation’s independent registered public accounting firm since 2003; and

●	evaluation of the audit process.

The Audit Committee considers non-audit fees and services provided when assessing auditor independence.

Explanation of Auditor Transition

On August 1, 2025, certain assets of Freed Maxick, P.C. were acquired by WithumSmith+Brown, PC. As a result thereof, on September 11, 2025, the Audit Committee and the Board each approved the replacement of Freed Maxick, P.C. and the engagement of WithumSmith+Brown, PC as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Independent Registered Public Accounting Firm Fees

As described above, for the fiscal year ended December 31, 2025, audit fees were paid to WithumSmith+Brown, PC after certain assets of Freed Maxick, P.C. were acquired by WithumSmith+Brown, PC and, as a result, WithumSmith+Brown, PC continued as the independent registered public accounting firm for the Corporation for the remainder of the fiscal year.

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The following table summarizes the aggregate fees billed by (i) WithumSmith+Brown, PC and Freed Maxick, P.C. our independent registered public accounting firms for the fiscal year ended December 31, 2025 and (ii) Freed Maxick, P.C. our independent registered public accounting firm for the fiscal year ended December 31, 2024:

Fee Description	2025	2024
Audit Fees	$227,501	$212,250
Audit-Related Fees	$0	$0
Tax Fees	$58,250	$85,325
All Other Fees	$0	$0
Total Fees	$285,751	$297,575

For fiscal years 2025 and 2024, all the services of WithumSmith+Brown, PC and Freed Maxick, P.C. described in the above categories were pre-approved by the Audit Committee.

Audit Fees

This category consists of fees for the audit of annual consolidated financial statements, review of consolidated financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or audit engagements for those fiscal years.

Audit Related Fees

This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit and review of consolidated financial statements and are not reported under audit fees. No such fees were paid in 2025 or 2024.

Tax Fees

This category consists of professional services rendered by the independent registered public accounting firm for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical advice provided by WithumSmith+Brown, PC and Freed Maxick, P.C.

All Other Fees

This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees. No such fees were paid in 2025 or 2024.

Estimates of annual audit and quarterly review fees to be paid during the year are submitted annually to the Audit Committee for its review and pre-approval and then budgeted for by the Corporation. All other non-audit services, including tax fees, must be pre-approved by the Audit Committee prior to engagement, as required by the Audit Committee’s charter. The Audit Committee has determined that the rendering of the above-mentioned non-audit services by WithumSmith+Brown, PC was compatible with maintaining our independent registered public accounting firm’s independence.

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Audit Committee Report

The Audit Committee has reviewed and discussed Rand’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with Rand’s independent registered public accountants, WithumSmith+Brown, PC, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from WithumSmith+Brown, PC, required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Rand’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Cari L. Jaroslawsky (Chair)

Benjamin E. Godley

Erland E. Kailbourne

Robert M. Zak

The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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EXECUTIVE COMPENSATION

Compensation of Executive Officers

Following the Externalization in November 2019, the Corporation’s prior employees, including its Chief Executive Officer/President and Chief Financial Officer, became employees of RCM. As a result, the Corporation does not currently have any employees and does not expect to have any employees in the future. Services necessary for the Corporation’s business are provided by individuals who are employees of RCM, pursuant to the terms of the Advisory Agreement and the Administration Agreement or, with respect to chief compliance officer services, provided by an employee of a third party service provider under the terms of the CCO Agreement. The Corporation’s Chief Executive Officer and Chief Financial Officer are each an employee of RCM. All of the Corporation’s day-to-day investment operations are managed by RCM. In addition, all of the services necessary for the origination and administration of the Corporation’s investment portfolio are provided by investment professionals employed by RCM.

During 2025, neither the Chief Executive Officer nor the Chief Financial Officer received any direct compensation from the Corporation. The compensation of RCM’s investment professionals is paid directly by RCM. However, the Corporation reimburses RCM for the Corporation’s allocable portion of expenses incurred by RCM in performing administrative obligations and functions for the Corporation under the Administration Agreement.

Insider Trading and Anti-Hedging Policy

All of the Corporation’s Directors and officers are subject to an insider trading policy. We believe this insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the Nasdaq Stock Market listing standards. A copy of this insider trading policy was included as an exhibit with the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025.

As part of the Corporation’s insider trading policy, the Corporation’s Directors and officers are prohibited from engaging (i) in any short sales of the Corporation’s securities, (ii) in any transaction involving puts, calls and other derivative instruments that relate to or involve the Corporation’s securities or (iii) in any hedging or other monetization transactions or similar arrangements involving the Corporation’s securities. In addition, the Corporation’s Directors and officers are prohibited from holding the Corporation’s securities in margin accounts, unless advance written approval is obtained from the Corporation’s Chief Compliance Officer. None of the Corporation’s directors or officers have requested or obtained such approval.

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Director Compensation

During 2025, each Board member received a $50,000 per annum fee for Board and committee service. Committee Chairs received an additional fee of $2,500 (Audit) or $1,000 (Governance and Nominating). The Board Chair received an additional $10,000 fee. No other forms of compensation are utilized; however, Rand reimburses out-of-town Directors for travel and out-of-pocket expenses incurred in connection with their service on our Board. The Corporation does not pay meeting attendance fees.

After a review of market data regarding director compensation by the Governance and Nominating Committee, effective as of January 1, 2026, upon recommendation of the Governance and Nominating Committee, the full Board approved an increase in the annual fee for Board and committee service by $7,500 from $50,000 per annum to $57,500 per annum. In connection with the foregoing, the additional fees provided for Committee chair service were each increased by $500 per annum effective as of January 1, 2026 from $2,500 per annum to $3,000 per annum for Audit Committee chair service and from $1,000 per annum to $1,500 per annum for Nominating and Governance Committee chair service. The additional fee for Board Chair service was also increased by $500 per annum effective as of January 1, 2026 from $10,000 per annum to $10.500 per annum. We believe that this adjustment more fairly compensates our non-employee Directors for their level of activity and effort and better positions the Corporation to attract and retain non-employee Directors, all of which we believe is in the best interest of our shareholders.

The following table sets forth information with respect to the compensation paid to or earned by each Director for 2025. Rand did not pay or accrue any other compensation to Directors for 2025. The Corporation does not maintain a stock or option plan, non-equity incentive plan or pension plan for our Directors.

Name	Fees Earned or Paid in Cash
Benjamin E. Godley	$51,000
Adam S. Gusky	$50,000
Cari L. Jaroslawsky	$52,500
Erland E. Kailbourne	$50,000
Robert M. Zak	$60,000

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Related Person Transactions

For the year ended December 31, 2025, except as described below, there were no transactions, or proposed transactions, exceeding $120,000 in which the Corporation was or is a participant in which any related person had or will have a direct or indirect material interest.

Advisory Agreement and Administration Agreement

As described in greater detail above under “Explanatory Note Regarding the Externalization,” the Corporation entered into the Advisory Agreement and Administration Agreement with RCM whereby RCM began to provide investment advisory and management services to the Corporation. Mr. Penberthy and Ms. Brechtel are each current officers and employees of RCM. Pursuant to the terms of the Advisory Agreement and the Administration Agreement, the Corporation’s day-to-day investment operations are managed by RCM and services necessary for its business, including the origination and administration of its investment portfolio are provided by individuals who are employees of RCM. As described in greater detail in the Corporation’s Annual Report on Form 10-K under Part I, Item 1 “Business ‒ Investment Advisory and Management Agreement,” the compensation paid by the Corporation to RCM for providing investment advisory and management services under the Advisory Agreement consists of two components — (i) a base management fee and (ii) an incentive fee consisting of two parts: (A) an income based fee and (B) a capital gains based fee. The Corporation reimburses RCM for the allocable portion of expenses incurred by RCM in performing obligations on behalf of the Corporation under the Administration Agreement. For the year ended December 31, 2025, the base management fee, capital gains fee and income-based fee earned by RCM under the terms of the Advisory Agreement were $830,630, $0 and $186,178, respectively. For the year ended December 31, 2025, the Corporation reimbursed RCM in the amount of $216,230 for expenses incurred under the terms of the Administration Agreement. In addition, for the year ended December 31, 2025, RCM reimbursed the Corporation in the amount of $11,082 for expenses incurred by the Corporation on behalf of RCM.

Competition and Allocation of Investment Opportunities

RCM and its affiliates are simultaneously providing investment advisory services to other affiliated entities and funds. RCM may determine that it is appropriate for the Corporation and one or more other affiliated entities, funds or investment accounts managed by RCM or any of its affiliates to participate in an investment opportunity. Conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to the Corporation and other participating entities, funds or accounts. To mitigate these conflicts, RCM will seek to allocate such transactions on a fair and equitable basis and in accordance with its written allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

CCO Agreement

In addition, as described above, Ms. Eastgate has been retained as the Corporation’s Chief Compliance Officer pursuant to the terms of the CCO Agreement by and between the Corporation and OCG. Under the terms of the CCO Agreement, the monthly fee paid by the Corporation for Ms. Eastgate’s services as Chief Compliance Officer is $8,755 per month. The CCO Agreement is terminable by either party upon 30 days’ prior written notice.

During the year ended December 31, 2025, Ms. Eastgate was retained by the Corporation as its Chief Compliance Officer pursuant to an agreement entered into with OCG, for the period January 1, 2025 to December 31, 2025. For the period from January 1, 2025 to December 31, 2025, the Corporation paid $104,805 to OCG, pursuant to the CCO Agreement.

Related Person Transaction Policy

In order to ensure that the Corporation does not engage in any related-party transactions with any persons affiliated with the Corporation, the Corporation requires that the Audit Committee must review in advance any “related-party” transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which such related party had, or will have, a direct or indirect material interest.

Directors’ and Officer’s Liability Insurance

Rand has an insurance policy with Westfield Insurance Company effective from March 31, 2025 to March 31, 2026 that indemnifies (1) Rand for any obligation incurred as a result of its indemnification of its Directors and officers under the provisions of the BCL and Rand’s by-laws, and (2) Rand’s Directors and officers as permitted under the BCL and Rand’s by-laws. The policy covers all Directors and officers of Rand from March 31, 2025 to March 31, 2026 for a total premium of $46,800. No sums have been paid to Rand or its Directors or officers under the insurance contract.

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PROPOSAL 2. RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected, and our Board has approved, WithumSmith+Brown, PC, (“Withum”), independent registered public accounting firm, as our auditors for the year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of our independent registered public accounting firm, our Board believes, as a matter of good governance, that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved by our shareholders at the Annual Meeting, our Audit Committee may reconsider its selection of Withum. Even if the selection is ratified by our shareholders, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

Representatives of Withum are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Recent Change in Auditor

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 11, 2025, on September 11, 2025, the Audit Committee and the Board each approved the replacement of Freed Maxick, P.C. as the Corporation’s independent registered public accounting firm, due to the acquisition of certain assets of Freed Maxick, P.C. by Withum, and informed Freed Maxick, P.C. of such replacement on the date thereof.

The audit reports of Freed Maxick, P.C. on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2023 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through September 11, 2025, (i) there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with Freed Maxick, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Freed Maxick, P.C., would have caused Freed Maxick, P.C. to make reference to the subject matter of the disagreement(s) in connection with its reports on the Corporation’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided Freed Maxick, P.C. with a copy of the foregoing disclosures and requested that Freed Maxick, P.C. furnish the Corporation with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Freed Maxick, P.C.’s letter, dated September 11, 2025, is filed as Exhibit 16.1 to the Corporation’s Current Report on Form 8-K filed on September 11, 2025.

Our Board of Directors recommends that you vote “FOR” the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the 2026 fiscal year.

OTHER BUSINESS

Rand does not know of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

STOCK REPURCHASES

In accordance with Section 23(c)(1) under the 1940 Act, the Corporation hereby advises you that it may repurchase shares of its common stock from time to time.

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Shareholder Proposals for the 2027 Annual Meeting

Shareholder proposals intended to be presented at the 2027 Annual Meeting of Shareholders and to be considered for inclusion in Rand’s proxy statement and form of proxy for that meeting must be received at Rand’s offices not later than November 13, 2026.

The Corporation’s by-laws provide that no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Corporation (containing the information specified in the Corporation’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Corporation’s proxy statement. A shareholder wishing to submit a proposal for consideration at the 2027 Annual Meeting of Shareholders, which is not submitted for inclusion in the proxy statement, should do so between December 23, 2026 and January 22, 2027.

In addition, under the Corporation’s by-laws, nominations for Director may be made only by the Board of Directors, by the Governance and Nominating Committee, or by a shareholder entitled to vote who has delivered written notice to the Corporation (containing the information specified in the Corporation’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders (i.e. between December 23, 2026 and January 22, 2027), except, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date of the prior year’s annual meeting of shareholders, notice by the shareholder must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

Multiple Copies of our Annual Report and Proxy Statement (Householding)

When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Tracy May, Office Manager, Rand Capital Management LLC, 14 Lafayette Square, Suite 1405, Buffalo, New York 14203, telephone (716) 853-0802 or email her at tmay@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or via the SEC’s EDGAR home page, www.sec.gov/edgar/searchedgar/companysearch.html.

You may also contact Ms. May at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

FINANCIAL STATEMENTS AVAILABLE

A copy of Rand’s 2025 annual report containing audited financial statements accompanies this Proxy Statement.

Rand will provide without charge to each shareholder upon written request a copy (without exhibits, unless otherwise requested) of Rand’s Annual Report on Form 10-K required to be filed with the SEC for the year ended December 31, 2025. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 14 Lafayette Square, Suite 1405, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to tmay@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s EDGAR home page on the internet at http://www.sec.gov/edgar/searchedgar/companysearch.html.

March 13, 2026	By Order of the Board of Directors

/s/ Robert M. Zak
Chair of the Board

It is important that proxies be returned promptly. Shareholders are urged to complete, sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting virtually you may, if you wish, withdraw your proxy and vote electronically.

FINAL PAGE OF PROXY STATEMENT

22

RAND CAPITAL CORPORATION
ATTN: TRACY MAY
14 LAFAYETTE SQUARE, SUITE 1405
BUFFALO, NY 14203

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/21/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RAND2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/21/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Withhold
1a. Benjamin E. Godley	☐	☐
1b. Adam S. Gusky	☐	☐
1c. Cari L. Jaroslawsky	☐	☐
1d. Erland E. Kailbourne	☐	☐
1e. Robert M. Zak	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000692740_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

RAND CAPITAL CORPORATION
Annual Meeting of Shareholders
April 22, 2026 10:30 A.M. ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Erland E. Kailbourne and Daniel P. Penberthy as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Rand Capital Corporation (the "Company") held of record by the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 22, 2026, or any adjournment hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000692740_2 R2.09.05.010

Continued and to be signed on reverse side